Supplemental Agreement No. 103

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 103 (SA-103) is entered into as of July 21, 2017, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-103 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement; and

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement to document Buyer’s substitution of four (4) Model 737-800 Option Aircraft to four (4) Model 737-8 option aircraft, pursuant to the terms of SA-6 to Purchase Agreement No. 3729 between Buyer and Boeing (SA-6)

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. TABLE OF CONTENTS

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Letter Agreement revised by this SA-103 and is identified by “SA-103”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-103-1
BOEING PROPRIETARY

2. LETTER AGREEMENT

Letter Agreement SWA-PA-1810-LA-1105884R2, Option Aircraft, is deleted in its entirety as the Option Aircraft have either been executed and incorporated into Table 1 or substituted as 737-8 option aircraft under Purchase Agreement No. 3729.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle L. Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney‑In‑Fact	Its: SVP, Finance

P.A. No. 1810	SA-103-2
BOEING PROPRIETARY

	Page	SA
	Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-92

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-92

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-103

SA
Number

TABLE

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-100
(non-ETOPS Configuration)

1d	Aircraft Information Table - Block 800LUV Aircraft	SA-102
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-101

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-103

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-100

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	***	SA-92

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-92

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
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ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted Under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-103

Exhibits	Title	Last Updated under SA	Current Status
Adjustment (July 1999 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

P.A. No. 1810	v
K/SWA		SA-103

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive
SWA-PA-01810/03729-LA-1301169	***	SA-2 to PA 3729	Inactive
SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92	Deleted under SA-103

P.A. No. 1810	vi
K/SWA		SA-103